Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031

Institution Name	**WELLS FARGO BANK, NATIONAL ASSOCIATION**
City	**SIOUX FALLS**
State	**SD**
Zip Code	**57104**
Call Report Quarter End Date	**3/31/2009**
Report Type	**031**
RSSD-ID	**451965**
FDIC Certificate Number	**3511**
OCC Charter Number	**1741**
ABA Routing Number	**121000248**
Last updated on	**4/30/2009**

Bank Demographic Information

Dollar amounts in thousands

1. Reporting date	RCON9999	20090331	1.
2. FDIC certificate number	RSSD9050	3511	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	Sioux Falls	4.
5. State abbreviation	RSSD9200	SD	5.
6. Zip code	RSSD9220	57104	6.

(RSSD9017) Wells Fargo Bank, National Association

Contact Information

Dollar amounts in thousands

1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.

Dollar amounts in thousands			
4. Telephone	TEXTC440	CONF	4.a.4.
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.
2. Title	TEXTC876	CONF	4.d.2.
3. E-mail Address	TEXTC877	CONF	4.d.3.
4. Telephone	TEXTC878	CONF	4.d.4.

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

Dollar amounts in thousands			
1. Comments?	RCON6979	Yes	1.
2. Bank Management Statement	TEXT6980	Click here for value	2.

(TEXT6980) On Schedule RI-A - Changes in Bank Equity Capital - Line 10, the change in other comprehensive income includes the adoption of FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.

Schedule RI - Income Statement

Dollar amounts in thousands			
1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. In domestic offices:			1.a.1.
a. Loans secured by real estate:			1.a.1.a.
1. Loans secured by 1-4 family residential properties	RIAD4435	1,664,000	1.a.1.a.1.
2. All other loans secured by real estate	RIAD4436	663,000	1.a.1.a.2.
b. Loans to finance agricultural production and other loans to farmers	RIAD4024	45,000	1.a.1.b.
c. Commercial and industrial loans	RIAD4012	1,024,000	1.a.1.c.
d. Loans to individuals for household, family, and other personal expenditures:			1.a.1.d.
1. Credit cards	RIADB485	556,000	1.a.1.d.1.
2. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB486	687,000	1.a.1.d.2.
e. Loans to foreign governments and official institutions	RIAD4056	0	1.a.1.e.
f. All other loans in domestic offices	RIADB487	78,000	1.a.1.f.
2. In foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4059	0	1.a.2.
3. Total interest and fee income on loans	RIAD4010	4,717,000	1.a.3.
b. Income from lease financing receivables	RIAD4065	106,000	1.b.
c. Interest income on balances due from depository institutions	RIAD4115	6,000	1.c.
d. Interest and dividend income on securities:			1.d.

Dollar amounts in thousands			
1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	3,000	1.d.1.
2. Mortgage-backed securities	RIADB489	1,140,000	1.d.2.
3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	245,000	1.d.3.
e. Interest income from trading assets	RIAD4069	35,000	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	9,000	1.f.
g. Other interest income	RIAD4518	13,000	1.g.
h. Total interest income	RIAD4107	6,274,000	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Interest on deposits in domestic offices:			2.a.1.
a. Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	5,000	2.a.1.a.
b. Nontransaction accounts:			2.a.1.b.
1. Savings deposits (includes MMDAs)	RIAD0093	211,000	2.a.1.b.1.
2. Time deposits of $100,000 or more	RIADA517	150,000	2.a.1.b.2.
3. Time deposits of less than $100,000	RIADA518	148,000	2.a.1.b.3.
2. Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4172	24,000	2.a.2.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	27,000	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	53,000	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	77,000	2.d.
e. Total interest expense	RIAD4073	695,000	2.e.
3. Net interest income	RIAD4074	5,579,000	3.
4. Provision for loan and lease losses	RIAD4230	3,217,000	4.
5. Noninterest income:			5.
a. Income from fiduciary activities	RIAD4070	225,000	5.a.
b. Service charges on deposit accounts in domestic offices	RIAD4080	763,000	5.b.
c. Trading revenue	RIADA220	25,000	5.c.
d. Not available			5.d.
1. Fees and commissions from securities brokerage	RIADC886	74,000	5.d.1.
2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	6,000	5.d.2.
3. Fees and commissions from annuity sales	RIADC887	0	5.d.3.
4. Underwriting income from insurance and reinsurance activities	RIADC386	21,000	5.d.4.
5. Income from other insurance activities	RIADC387	1,000	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	814,000	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	310,000	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	-18,000	5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	RIADB496	9,000	5.k.
l. Other noninterest income	RIADB497	2,839,000	5.l.
m. Total noninterest income	RIAD4079	5,069,000	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale securities	RIAD3196	-241,000	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	3,023,000	7.a.

Dollar amounts in thousands

b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	701,000	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	39,000	7.c.2.
d. Other noninterest expense	RIAD4092	1,509,000	7.d.
e. Total noninterest expense	RIAD4093	5,272,000	7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments	RIAD4301	1,918,000	8.
9. Applicable income taxes (on item 8)	RIAD4302	650,000	9.
10. Income (loss) before extraordinary items and other adjustments	RIAD4300	1,268,000	10.
11. Extraordinary items and other adjustments, net of income taxes	RIAD4320	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	1,268,000	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	50,000	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	1,218,000	14.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	1,000	M.1.
2. Income from the sale and servicing of mutual funds and annuities in domestic offices (included in Schedule RI, item 8)	RIAD8431	74,000	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	9,000	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	20,000	M.4.
5. Number of full-time equivalent employees at end of current period	RIAD4150	144625	M.5.
6. Not applicable			M.6.
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank's acquisition	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments):			M.8.
a. Interest rate exposures	RIAD8757	-10,000	M.8.a.
b. Foreign exchange exposures	RIAD8758	87,000	M.8.b.
c. Equity security and index exposures	RIAD8759	-47,000	M.8.c.
d. Commodity and other exposures	RIAD8760	-2,000	M.8.d.
e. Credit exposures	RIADF186	-3,000	M.8.e.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	8,000	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	0	M.9.b.
10. Credit losses on derivatives	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a)(1))	RIADF228	NR	M.12.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			M.13.
a. Net gains (losses) on assets	RIADF551	-2,241,000	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	-26,000	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	0	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	0	M.13.b.1.

Schedule RI-A - Changes in Bank Equity Capital

Dollar amounts in thousands			
1. Total bank equity capital most recently reported for the December 31, 2008, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	41,651,000	1.
2. Restatements due to corrections of material accounting errors and changes in accounting principles	RIADB507	0	2.
3. Balance end of previous calendar year as restated	RIADB508	41,651,000	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	1,218,000	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	0	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	558,000	7.
8. Cash dividends declared on preferred stock	RIAD4470	0	8.
9. Cash dividends declared on common stock	RIAD4460	600,000	9.
10. Other comprehensive income	RIADB511	2,191,000	10.
11. Other transactions with parent holding company (not included in items 5, 6, 8, or 9 above)	RIAD4415	78,000	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	45,096,000	12.

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date		
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans in domestic offices:					1.a.
1. 1-4 family residential construction loans	RIADC891	28,000	RIADC892	2,000	1.a.1.
2. Other construction loans and all land development and other land loans	RIADC893	82,000	RIADC894	0	1.a.2.
b. Secured by farmland in domestic offices	RIAD3584	2,000	RIAD3585	5,000	1.b.
c. Secured by 1-4 family residential properties in domestic offices:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	616,000	RIAD5412	16,000	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RIADC234	32,000	RIADC217	2,000	1.c.2.a.
b. Secured by junior liens	RIADC235	168,000	RIADC218	6,000	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties in domestic offices	RIAD3588	0	RIAD3589	0	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	13,000	RIADC896	0	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RIADC897	10,000	RIADC898	0	1.e.2.
f. In foreign offices	RIADB512	0	RIADB513	0	1.f.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To U.S. banks and other U.S. depository institutions	RIAD4653	0	RIAD4663	0	2.a.
b. To foreign banks	RIAD4654	0	RIAD4664	0	2.b.
3. Loans to finance agricultural production and other loans to farmers	RIAD4655	5,000	RIAD4665	1,000	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RIAD4645	386,000	RIAD4617	22,000	4.a.
b. To non-U.S. addressees (domicile)	RIAD4646	0	RIAD4618	0	4.b.
5. Loans to individuals for household, family, and other personal expenditures:					5.

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date		
a. Credit cards	RIADB514	476,000	RIADB515	28,000	5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB516	430,000	RIADB517	77,000	5.b.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans	RIAD4644	51,000	RIAD4628	3,000	7.
8. Lease financing receivables:					8.
a. Leases to individuals for household, family, and other personal expenditures	RIADF185	1,000	RIADF187	1,000	8.a.
b. All other leases	RIADC880	18,000	RIADF188	2,000	8.b.
9. Total	RIAD4635	2,318,000	RIAD4605	165,000	9.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.
2. Loans secured by real estate to non-U.S. addresses (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.
3. Not applicable					M.3.

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands			
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIADC388	75,000	M.4.

Schedule RI-B Part II - Changes in Allowance for Loan and Lease Losses

Dollar amounts in thousands			
1. Balance most recently reported for the December 31, 2008, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	8,273,000	1.
2. Recoveries	RIAD4605	165,000	2.
3. Charge-offs	RIADC079	2,318,000	3.
4. Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	0	4.
5. Provision for loan and lease losses	RIAD4230	3,217,000	5.
6. Adjustments	RIADC233	903,000	6.
7. Balance end of current period	RIAD3123	10,240,000	7.
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	RIADC389	0	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	112,000	M.3.
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03-3 (included in Schedule RI-B, part II, item 7, above)	RIADC781	0	M.4.

Schedule RI-D - Income from Foreign Offices

Dollar amounts in thousands			
1. Total interest income in foreign offices	RIADC899	0	1.
2. Total interest expense in foreign offices	RIADC900	0	2.
3. Provision for loan and lease losses in foreign offices	RIADC901	0	3.
4. Noninterest income in foreign offices:			4.
a. Trading revenue	RIADC902	0	4.a.
b. Investment banking, advisory, brokerage, and underwriting fees and commissions	RIADC903	0	4.b.
c. Net securitization income	RIADC904	0	4.c.

Dollar amounts in thousands			
d. Other noninterest income	RIADC905	0	4.d.
5. Realized gains (losses) on held-to-maturity and available-for-sale securities in foreign offices	RIADC906	0	5.
6. Total noninterest expense in foreign offices	RIADC907	0	6.
7. Adjustments to pretax income in foreign offices for internal allocations to foreign offices to reflect the effects of equity capital on overall bank funding costs	RIADC908	0	7.
8. Applicable income taxes (on items 1 through 7)	RIADC909	0	8.
9. Extraordinary items and other adjustments, net of income taxes, in foreign offices	RIADC910	0	9.
10. Net income attributable to foreign offices before internal allocations of income and expense	RIADC911	0	10.
11. Internal allocations of income and expense applicable to foreign offices	RIADC912	0	11.
12. Eliminations arising from the consolidation of foreign offices with domestic offices	RIADC913	0	12.
13. Consolidated net income attributable to foreign offices	RIADC914	0	13.

Schedule RI-E - Explanations

Dollar amounts in thousands			
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:			1.
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	0	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option	RIADF229	1,260,000	1.f.
g. Bank card and credit card interchange fees	RIADF555	489,000	1.g.
h. Disclose component and the dollar amount of that component:			1.h.
1. Describe component	TEXT4461	Click here for value	1.h.1.
2. Amount of component	RIAD4461	454,000	1.h.2.
i. Disclose component and the dollar amount of that component:			1.i.
1. Describe component	TEXT4462	Charges and fees on loans	1.i.1.
2. Amount of component	RIAD4462	202,000	1.i.2.
j. Disclose component and the dollar amount of that component:			1.j.
1. Describe component	TEXT4463	Click here for value	1.j.1.
2. Amount of component	RIAD4463	96,000	1.j.2.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:			2.
a. Data processing expenses	RIADC017	100,000	2.a.
b. Advertising and marketing expenses	RIAD0497	72,000	2.b.
c. Directors' fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	76,000	2.e.
f. Legal fees and expenses	RIAD4141	0	2.f.
g. FDIC deposit insurance assessments	RIAD4146	107,000	2.g.
h. Accounting and auditing expenses	RIADF556	0	2.h.
i. Consulting and advisory expenses	RIADF557	70,000	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	71,000	2.k.
l. Disclose component and the dollar amount of that component:			2.l.

Dollar amounts in thousands

1. Describe component	TEXT4464	Click here for value	2.l.1.
2. Amount of component	RIAD4464	201,000	2.l.2.
m. Disclose component and the dollar amount of that component:			2.m.
1. Describe component	TEXT4467	Contract Services	2.m.1.
2. Amount of component	RIAD4467	147,000	2.m.2.
n. Disclose component and the dollar amount of that component:			2.n.
1. Describe component	TEXT4468	Insurance	2.n.1.
2. Amount of component	RIAD4468	114,000	2.n.2.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXT4469	NR	3.a.1.
2. Amount of component	RIAD4469	0	3.a.2.
3. Applicable income tax effect	RIAD4486	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.
1. Describe component	TEXT4487	NR	3.b.1.
2. Amount of component	RIAD4487	0	3.b.2.
3. Applicable income tax effect	RIAD4488	0	3.b.3.
c. Disclose component, the gross dollar amount of that component, and its related income tax:			3.c.
1. Describe component	TEXT4489	NR	3.c.1.
2. Amount of component	RIAD4489	0	3.c.2.
3. Applicable income tax effect	RIAD4491	0	3.c.3.
4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2):			4.
a. Disclose component and the dollar amount of that component:			4.a.
1. Describe component	TEXTB526	NR	4.a.1.
2. Amount of component	RIADB526	0	4.a.2.
b. Disclose component and the dollar amount of that component:			4.b.
1. Describe component	TEXTB527	NR	4.b.1.
2. Amount of component	RIADB527	0	4.b.2.
5. Other transactions with parent holding company (from Schedule RI-A, item 11):			5.
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498	Capital Infusion	5.a.1.
2. Amount of component	RIAD4498	78,000	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.
1. Describe component	TEXT4499	NR	5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6):			6.
a. Disclose component and the dollar amount of that component:			6.a.
1. Describe component	TEXT4521	Click here for value	6.a.1.
2. Amount of component	RIAD4521	903,000	6.a.2.
b. Disclose component and the dollar amount of that component:			6.b.
1. Describe component	TEXT4522	NR	6.b.1.
2. Amount of component	RIAD4522	0	6.b.2.
7. Other explanations:			7.
a. Comments?	RIAD4769	No	7.a.
b. Other explanations	TEXT4769	NR	7.b.

(TEXT4461) Intercompany Allocations

(TEXT4463) Merchant and Business Service Fees

(TEXT4464) Intercompany Allocations

(TEXT4521) Merger of Wells Fargo Financial Bank

Schedule RC - Balance Sheet

Dollar amounts in thousands			
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin	RCFD0081	12,028,000	1.a.
b. Interest-bearing balances	RCFD0071	10,631,000	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)	RCFD1754	0	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCFD1773	102,802,000	2.b.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold in domestic offices	RCONB987	7,380,000	3.a.
b. Securities purchased under agreements to resell	RCFDB989	1,122,000	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCFD5369	28,411,000	4.a.
b. Loans and leases, net of unearned income	RCFDB528	332,448,000	4.b.
c. Allowance for loan and lease losses	RCFD3123	10,240,000	4.c.
d. Loans and leases, net of unearned income and allowance	RCFDB529	322,208,000	4.d.
5. Trading assets (from Schedule RC-D)	RCFD3545	11,401,000	5.
6. Premises and fixed assets (including capitalized leases)	RCFD2145	4,281,000	6.
7. Other real estate owned (from Schedule RC-M)	RCFD2150	1,172,000	7.
8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)	RCFD2130	438,000	8.
9. Not applicable			9.
10. Intangible assets:			10.
a. Goodwill	RCFD3163	11,381,000	10.a.
b. Other intangible assets (from Schedule RC-M)	RCFD0426	13,099,000	10.b.
11. Other assets (from Schedule RC-F)	RCFD2160	25,816,000	11.
12. Total assets	RCFD2170	552,170,000	12.
13. Deposits:			13.
a. In domestic offices	RCON2200	316,654,000	13.a.
1. Noninterest-bearing	RCON6631	76,832,000	13.a.1.
2. Interest-bearing	RCON6636	239,822,000	13.a.2.
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)	RCFN2200	55,774,000	13.b.
1. Noninterest-bearing	RCFN6631	1,002,000	13.b.1.
2. Interest-bearing	RCFN6636	54,772,000	13.b.2.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased in domestic offices	RCONB993	32,172,000	14.a.
b. Securities sold under agreements to repurchase	RCFDB995	13,234,000	14.b.
15. Trading liabilities (from Schedule RC-D)	RCFD3548	7,432,000	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCFD3190	46,503,000	16.
17. Not applicable			17.
18. Not applicable			18.

Dollar amounts in thousands			
19. Subordinated notes and debentures	RCFD3200	16,011,000	19.
20. Other liabilities (from Schedule RC-G)	RCFD2930	19,122,000	20.
21. Total liabilities	RCFD2948	506,902,000	21.
22. Not applicable			22.
23. Perpetual preferred stock and related surplus	RCFD3838	0	23.
24. Common stock	RCFD3230	520,000	24.
25. Surplus (exclude all surplus related to preferred stock)	RCFD3839	29,112,000	25.
26. Not available			26.
a. Retained earnings	RCFD3632	17,471,000	26.a.
b. Accumulated other comprehensive income	RCFDB530	-2,007,000	26.b.
c. Other equity capital components	RCFDA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCFD3210	45,096,000	27.a.
b. Noncontrolling (minority) interests in consolidated subsidiaries	RCFD3000	172,000	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCFDG105	45,268,000	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCFD3300	552,170,000	29.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2008	RCFD6724	2	M.1.
2. Bank's fiscal year-end date	RCON8678	1231	M.2.

Schedule RC-A - Cash and Balances Due From Depository Institutions

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
1. Cash items in process of collection, unposted debits, and currency and coin	RCFD0022	11,367,000			1.
a. Cash items in process of collection and unposted debits			RCON0020	8,286,000	1.a.
b. Currency and coin			RCON0080	3,078,000	1.b.
2. Balances due from depository institutions in the U.S.			RCON0082	1,090,000	2.
a. U.S. branches and agencies of foreign banks (including their IBFs)	RCFD0083	0			2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S. (including their IBFs)	RCFD0085	1,090,000			2.b.
3. Balances due from banks in foreign countries and foreign central banks			RCON0070	1,314,000	3.
a. Foreign branches of other U.S. banks	RCFD0073	1,234,000			3.a.
b. Other banks in foreign countries and foreign central banks	RCFD0074	111,000			3.b.
4. Balances due from Federal Reserve Banks	RCFD0090	8,857,000	RCON0090	8,857,000	4.
5. Total	RCFD0010	22,659,000	RCON0010	22,625,000	5.

Schedule RC-B - Securities

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value	
	RCFD1211	RCFD0213	RCFD1286	RCFD1287	
1. U.S. Treasury securities	0	0	219,000	237,000	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities):					2.
	RCFD1289	RCFD1290	RCFD1291	RCFD1293	
a. Issued by U.S. Government agencies	0	0	27,000	27,000	2.a.
	RCFD1294	RCFD1295	RCFD1297	RCFD1298	
b. Issued by U.S. Government-sponsored agencies	0	0	24,000	25,000	2.b.
	RCFD8496	RCFD8497	RCFD8498	RCFD8499	
3. Securities issued by states and political subdivisions in the U.S.	0	0	1,502,000	1,463,000	3.
4. Mortgage-backed securities (MBS):					4.
a. Pass-through securities:					4.a.
	RCFD1698	RCFD1699	RCFD1701	RCFD1702	
1. Guaranteed by GNMA	0	0	1,717,000	1,863,000	4.a.1.
	RCFD1703	RCFD1704	RCFD1706	RCFD1707	
2. Issued by FNMA and FHLMC	0	0	64,677,000	67,083,000	4.a.2.
	RCFD1709	RCFD1710	RCFD1711	RCFD1713	
3. Other pass-through securities	0	0	0	0	4.a.3.
b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					4.b.
	RCFD1714	RCFD1715	RCFD1716	RCFD1717	
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	0	0	11,000	11,100	4.b.1.
	RCFD1718	RCFD1719	RCFD1731	RCFD1732	
2. Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	0	0	0	0	4.b.2.
	RCFD1733	RCFD1734	RCFD1735	RCFD1736	
3. All other mortgage-backed securities	0	0	26,040,000	19,676,000	4.b.3.
	RCFDC026	RCFDC988	RCFDC989	RCFDC027	
5. Asset-backed securities (ABS)	0	0	16,072,000	9,662,000	5.
6. Other debt securities:					6.
	RCFD1737	RCFD1738	RCFD1739	RCFD1741	
a. Other domestic debt securities	0	0	2,932,000	2,683,000	6.a.

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value	
	RCFD1742	RCFD1743	RCFD1744	RCFD1746	
b. Foreign debt securities	0	0	39,000	39,000	6.b.
			RCFDA510	RCFDA511	
7. Investments in mutual funds and other equity securities with readily determinable fair values			33,000	33,000	7.
	RCFD1754	RCFD1771	RCFD1772	RCFD1773	
8. Total	0	0	107,313,000	102,802,000	8.

Schedule RC-B - Securities

Dollar amounts in thousands			
1. Pledged securities	RCFD0416	67,041,000	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):			M.2.
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.a.
1. Three months or less	RCFDA549	538,000	M.2.a.1.
2. Over three months through 12 months	RCFDA550	278,000	M.2.a.2.
3. Over one year through three years	RCFDA551	746,000	M.2.a.3.
4. Over three years through five years	RCFDA552	7,709,000	M.2.a.4.
5. Over five years through 15 years	RCFDA553	4,285,000	M.2.a.5.
6. Over 15 years	RCFDA554	742,000	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCFDA555	24,000	M.2.b.1.
2. Over three months through 12 months	RCFDA556	7,000	M.2.b.2.
3. Over one year through three years	RCFDA557	7,000	M.2.b.3.
4. Over three years through five years	RCFDA558	4,000	M.2.b.4.
5. Over five years through 15 years	RCFDA559	37,000	M.2.b.5.
6. Over 15 years	RCFDA560	68,688,000	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:			M.2.c.
1. Three years or less	RCFDA561	439,000	M.2.c.1.
2. Over three years	RCFDA562	19,248,000	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCFDA248	286,000	M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCFD1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCFD8782	0	M.4.a.
b. Fair value	RCFD8783	0	M.4.b.

Schedule RC-B - Securities

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value	
5. Asset-backed securities (ABS):					M.5.
	RCFDB838	RCFDB839	RCFDB840	RCFDB841	
a. Credit card receivables	0	0	885,000	966,000	M.5.a.
	RCFDB842	RCFDB843	RCFDB844	RCFDB845	
b. Home equity lines	0	0	2,000	1,000	M.5.b.
	RCFDB846	RCFDB847	RCFDB848	RCFDB849	
c. Automobile loans	0	0	10,000	11,000	M.5.c.
	RCFDB850	RCFDB851	RCFDB852	RCFDB853	
d. Other consumer loans	0	0	5,000	1,000	M.5.d.
	RCFDB854	RCFDB855	RCFDB856	RCFDB857	
e. Commercial and industrial loans	0	0	321,000	125,000	M.5.e.
	RCFDB858	RCFDB859	RCFDB860	RCFDB861	
f. Other	0	0	8,849,000	8,550,000	M.5.f.

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
1. Loans secured by real estate	RCFD1410	203,699,000			1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans			RCONF158	3,954,000	1.a.1.
2. Other construction loans and all land development and other land loans			RCONF159	14,889,000	1.a.2.
b. Secured by farmland (including farm residential and other improvements)			RCON1420	2,623,000	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCON1797	69,773,000	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens			RCON5367	54,239,000	1.c.2.a.
b. Secured by junior liens			RCON5368	12,770,000	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties			RCON1460	3,875,000	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties			RCONF160	16,649,000	1.e.1.
2. Loans secured by other nonfarm nonresidential properties			RCONF161	24,927,000	1.e.2.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To commercial banks in the U.S.			RCONB531	1,911,000	2.a.
1. To U.S. branches and agencies of foreign banks	RCFDB532	0			2.a.1.
2. To other commercial banks in the U.S.	RCFDB533	1,911,000			2.a.2.
b. To other depository institutions in the U.S.	RCFDB534	0	RCONB534	0	2.b.
c. To banks in foreign countries			RCONB535	291,000	2.c.
1. To foreign branches of other U.S. banks	RCFDB536	0			2.c.1.
2. To other banks in foreign countries	RCFDB537	294,000			2.c.2.
3. Loans to finance agricultural production and other loans to farmers	RCFD1590	5,562,000	RCON1590	5,562,000	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RCFD1763	78,429,000	RCON1763	78,424,000	4.a.
b. To non-U.S. addressees (domicile)	RCFD1764	1,097,000	RCON1764	1,078,000	4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards	RCFDB538	15,684,000	RCONB538	15,684,000	6.a.
b. Other revolving credit plans	RCFDB539	2,938,000	RCONB539	2,938,000	6.b.
c. Other consumer loans (includes single payment, installment, and all student loans)	RCFD2011	33,808,000	RCON2011	33,807,000	6.c.
7. Loans to foreign governments and official institutions (including foreign central banks)	RCFD2081	0	RCON2081	0	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.	RCFD2107	1,251,000	RCON2107	1,251,000	8.
9. Other loans	RCFD1563	8,725,000			9.
a. Loans for purchasing or carrying securities (secured and unsecured)			RCON1545	801,000	9.a.
b. All other loans (exclude consumer loans)			RCON1564	7,924,000	9.b.
10. Lease financing receivables (net of unearned income)			RCON2165	7,461,000	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCFDF162	601,000			10.a.
b. All other leases	RCFDF163	6,860,000			10.b.
11. Any unearned income on loans reflected in items 1-9 above	RCFD2123	0	RCON2123	0	11.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
12. Total loans and leases, net of unearned income	RCFD2122	360,859,000	RCON2122	360,831,000	12.

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands			
1. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):			M.1.
a. Loans secured by 1-4 family residential properties in domestic offices	RCONF576	1,545,000	M.1.a.
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures)	RCFD1616	19,000	M.1.b.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.
a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:			M.2.a.
1. Three months or less	RCONA564	21,797,000	M.2.a.1.
2. Over three months through 12 months	RCONA565	4,080,000	M.2.a.2.
3. Over one year through three years	RCONA566	1,633,000	M.2.a.3.
4. Over three years through five years	RCONA567	3,020,000	M.2.a.4.
5. Over five years through 15 years	RCONA568	5,959,000	M.2.a.5.
6. Over 15 years	RCONA569	17,210,000	M.2.a.6.
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCFDA570	207,865,000	M.2.b.1.
2. Over three months through 12 months	RCFDA571	9,510,000	M.2.b.2.
3. Over one year through three years	RCFDA572	33,651,000	M.2.b.3.
4. Over three years through five years	RCFDA573	20,622,000	M.2.b.4.
5. Over five years through 15 years	RCFDA574	24,459,000	M.2.b.5.
6. Over 15 years	RCFDA575	5,755,000	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCFDA247	84,445,000	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A	RCFD2746	7,297,000	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	10,198,000	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, item 1, column A)	RCFDB837	56,000	M.5.
6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a, column A	RCFDC391	335,000	M.6.
7. Purchased impaired loans held for investment accounted for in accordance with AICPA Statement of Position 03-3 (exclude loans held for sale):			M.7.
a. Outstanding balance	RCFDC779	13,000	M.7.a.
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCFDC780	3,000	M.7.b.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties in domestic offices:			M.8.
a. Total carrying amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	0	M.8.a.
b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	NR	M.8.b.

Dollar amounts in thousands			
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	RCONF232	NR	M.8.c.
9. Loans secured by 1-4 family residential properties in domestic offices in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	1,999,000	M.9.

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):					M.10.
a. Loans secured by real estate	RCFDF608	22,784,000			M.10.a.
1. Construction, land development, and other land loans			RCONF578	0	M.10.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF579	0	M.10.a.2.
3. Secured by 1-4 family residential properties:					M.10.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF580	128,000	M.10.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					M.10.a.3.b.
1. Secured by first liens			RCONF581	22,654,000	M.10.a.3.b.1.
2. Secured by junior liens			RCONF582	2,000	M.10.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties			RCONF583	0	M.10.a.4.
5. Secured by nonfarm nonresidential properties			RCONF584	0	M.10.a.5.
b. Commercial and industrial loans	RCFDF585	0	RCONF585	0	M.10.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					M.10.c.
1. Credit cards	RCFDF586	0	RCONF586	0	M.10.c.1.
2. Other revolving credit plans	RCFDF587	0	RCONF587	0	M.10.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCFDF588	0	RCONF588	0	M.10.c.3.
d. Other loans	RCFDF589	0	RCONF589	0	M.10.d.
11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):					M.11.
a. Loans secured by real estate	RCFDF609	22,524,000			M.11.a.
1. Construction, and land development, and other land loans			RCONF590	0	M.11.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF591	0	M.11.a.2.
3. Secured by 1-4 family residential properties:					M.11.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF592	127,000	M.11.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					M.11.a.3.b.
1. Secured by first liens			RCONF593	22,395,000	M.11.a.3.b.1.
2. Secured by junior liens			RCONF594	2,000	M.11.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties			RCONF595	0	M.11.a.4.
5. Secured by nonfarm nonresidential properties			RCONF596	0	M.11.a.5.
b. Commercial and industrial loans	RCFDF597	0	RCONF597	0	M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					M.11.c.
1. Credit cards	RCFDF598	0	RCONF598	0	M.11.c.1.
2. Other revolving credit plans	RCFDF599	0	RCONF599	0	M.11.c.2.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
3. Other consumer loans (includes single payment, installment, and all student loans)...	RCFDF600	0	RCONF600	0	M11c3
d. Other loans...	RCFDF601	0	RCONF601	0	M11d

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands	(Column A) Fair value of acquired loans and leases at acquisition date	(Column B) Gross contractual amounts receivable at acquisition date	(Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected	
12. Loans (not subject to the requirements of AICPA Statement of Position 03-3) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:				M.12.
	RCFDG091	RCFDG092	RCFDG093	
a. Loans secured by real estate...	0	0	0	M.12.a.
	RCFDG094	RCFDG095	RCFDG096	
b. Commercial and industrial loans...	0	0	0	M.12.b.
	RCFDG097	RCFDG098	RCFDG099	
c. Loans to individuals for household, family, and other personal expenditures...	0	0	0	M.12.c.
	RCFDG100	RCFDG101	RCFDG102	
d. All other loans and all leases...	0	0	0	M.12.d.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands			
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B, and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B, have original amounts of $100,000 or less...	RCON6999	NR	1.
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			2.
a. "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B...	RCON5562	NR	2.a.
b. "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B...	RCON5563	NR	2.b.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding		
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B:					3.
a. With original amounts of $100,000 or less...	RCON5564	NR	RCON5565	NR	3.a.
b. With original amounts of more than $100,000 through $250,000...	RCON5566	NR	RCON5567	NR	3.b.
c. With original amounts of more than $250,000 through $1,000,000...	RCON5568	NR	RCON5569	NR	3.c.

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding		
4. Number and amount currently outstanding of "Commercial and industrial loans to U.S. addresses" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B:					4.
a. With original amounts of $100,000 or less	RCON5570	NR	RCON5571	NR	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	NR	RCON5573	NR	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	NR	RCON5575	NR	4.c.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands			
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original amounts of $100,000 or less	RCON6860	NR	5.
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			6.
a. "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B	RCON5576	NR	6.a.
b. "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B	RCON5577	NR	6.b.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding		
7. Number and amount currently outstanding of "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B:					7.
a. With original amounts of $100,000 or less	RCON5578	NR	RCON5579	NR	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	NR	RCON5581	NR	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	NR	RCON5583	NR	7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B:					8.
a. With original amounts of $100,000 or less	RCON5584	NR	RCON5585	NR	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	NR	RCON5587	NR	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	NR	RCON5589	NR	8.c.

Schedule RC-D - Trading Assets and Liabilities

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
1. U.S. Treasury securities	RCFD3531	167,000	RCON3531	167,000	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCFD3532	0	RCON3532	0	2.
3. Securities issued by states and political subdivisions in the U.S.	RCFD3533	3,000	RCON3533	3,000	3.
4. Mortgage-backed securities (MBS):					4.
a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCFD3534	154,000	RCON3534	154,000	4.a.
b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)	RCFD3535	0	RCON3535	0	4.b.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
c. All other mortgage-backed securities	RCFD3536	0	RCON3536	0	4.c.
5. Other debt securities	RCFD3537	109,000	RCON3537	109,000	5.
6. Loans:					6.
a. Loans secured by real estate	RCFDF610	0			6.a.
1. Construction, land development, and other land loans			RCONF604	0	6.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF605	0	6.a.2.
3. Secured by 1-4 family residential properties:					6.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF606	0	6.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					6.a.3.b.
1. Secured by first liens			RCONF607	0	6.a.3.b.1.
2. Secured by junior liens			RCONF611	0	6.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties			RCONF612	0	6.a.4.
5. Secured by nonfarm nonresidential properties			RCONF613	0	6.a.5.
b. Commercial and industrial loans	RCFDF614	0	RCONF614	0	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.c.
1. Credit cards	RCFDF615	0	RCONF615	0	6.c.1.
2. Other revolving credit plans	RCFDF616	0	RCONF616	0	6.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCFDF617	0	RCONF617	0	6.c.3.
d. Other loans	RCFDF618	0	RCONF618	0	6.d.
7. Not appliable					7.
8. Not applicable					8.
9. Other trading assets	RCFD3541	355,000	RCON3541	355,000	9.
10. Not applicable					10.
11. Derivatives with a positive fair value	RCFD3543	10,613,000	RCON3543	10,613,000	11.
12. Total trading assets	RCFD3545	11,401,000	RCON3545	11,401,000	12.
13. Not available					13.
a. Liability for short positions	RCFD3546	597,000	RCON3546	597,000	13.a.
b. Other trading liabilities	RCFDF624	0	RCONF624	0	13.b.
14. Derivatives with a negative fair value	RCFD3547	6,835,000	RCON3547	6,835,000	14.
15. Total trading liabilities	RCFD3548	7,432,000	RCON3548	7,432,000	15.
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a through 6.d):					M.1.
a. Loans secured by real estate	RCFDF790	0			M.1.a.
1. Construction, land development, and other land loans			RCONF625	0	M.1.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF626	0	M.1.a.2.
3. Secured by 1-4 family residential properties:					M.1.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF627	0	M.1.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					M.1.a.3.b.
1. Secured by first liens			RCONF628	0	M.1.a.3.b.1.
2. Secured by junior liens			RCONF629	0	M.1.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties			RCONF630	0	M.1.a.4.
5. Secured by nonfarm nonresidential properties			RCONF631	0	M.1.a.5.
b. Commercial and industrial loans	RCFDF632	0	RCONF632	0	M.1.b.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					M.1.c.
1. Credit cards	RCFDF633	0	RCONF633	0	M.1.c.1.
2. Other revolving credit plans	RCFDF634	0	RCONF634	0	M.1.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCFDF635	0	RCONF635	0	M.1.c.3.
d. Other loans	RCFDF636	0	RCONF636	0	M.1.d.
2. Not applicable					M.2.
3. Loans measured at fair value that are past due 90 days or more:					M.3.
a. Fair value	RCFDF639	0	RCONF639	0	M.3.a.
b. Unpaid principal balance	RCFDF640	0	RCONF640	0	M.3.b.

Schedule RC-D - Trading Assets and Liabilities

Dollar amounts in thousands			
4. Asset-backed securities:			M.4.
a. Residential mortgage-backed securities	RCFDF641	154,000	M.4.a.
b. Commercial mortgage-backed securities	RCFDF642	0	M.4.b.
c. Credit card receivables	RCFDF643	0	M.4.c.
d. Home equity lines	RCFDF644	0	M.4.d.
e. Automobile loans	RCFDF645	0	M.4.e.
f. Other consumer loans	RCFDF646	0	M.4.f.
g. Commercial and industrial loans	RCFDF647	0	M.4.g.
h. Other	RCFDF648	0	M.4.h.
5. Collateralized debt obligations:			M.5.
a. Synthetic	RCFDF649	0	M.5.a.
b. Other	RCFDF650	0	M.5.b.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	RCFDF651	0	M.6.
7. Equity securities:			M.7.
a. Readily determinable fair values	RCFDF652	0	M.7.a.
b. Other	RCFDF653	2,000	M.7.b.
8. Loans pending securitization	RCFDF654	0	M.8.
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item):			M.9.
a. Disclose component and the dollar amount of that component:			M.9.a.
1. Describe component	TEXTF655	Click here for value	M.9.a.1.
2. Amount of component	RCFDF655	261,000	M.9.a.2.
b. Disclose component and the dollar amount of that component:			M.9.b.
1. Describe component	TEXTF656	NR	M.9.b.1.
2. Amount of component	RCFDF656	0	M.9.b.2.
c. Disclose component and the dollar amount of that component:			M.9.c.
1. Describe component	TEXTF657	NR	M.9.c.1.
2. Amount of component	RCFDF657	0	M.9.c.2.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):			M.10.
a. Disclose component and the dollar amount of that component:			M.10.a.
1. Describe component	TEXTF658	NR	M.10.a.1.
2. Amount of component	RCFDF658	0	M.10.a.2.
b. Disclose component and the dollar amount of that component:			M.10.b.
1. Describe component	TEXTF659	NR	M.10.b.1.

Dollar amounts in thousands			
2. Amount of component	RCFDF659	0	M.10.b.2.
c. Disclose component and the dollar amount of that component:			M.10.c.
1. Describe component	TEXTF660	NR	M.10.c.1.
2. Amount of component	RCFDF660	0	M.10.c.2.

(TEXTF655) Interest only investments

Schedule RC-E Part I - Deposits in Domestic Offices

Dollar amounts in thousands	(Column A) Transaction Accounts Total Transaction accounts (including total demand deposits)	(Column B) Transaction Accounts Memo: Total demand deposits (included in column A)	(Column C) Nontransaction Accounts Total nontransaction accounts (including MMDAs)	
Deposits of:				
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549 21,139,000		RCONB550 263,390,000	1.
2. U.S. Government	RCON2202 20,000		RCON2520 72,000	2.
3. States and political subdivisions in the U.S.	RCON2203 678,000		RCON2530 8,188,000	3.
4. Commercial banks and other depository institutions in the U.S.	RCONB551 2,300,000		RCONB552 403,000	4.
5. Banks in foreign countries	RCON2213 144,000		RCON2236 0	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216 5,000		RCON2377 314,000	6.
7. Total	RCON2215 24,287,000	RCON2210 18,787,000	RCON2385 292,367,000	7.

Schedule RC-E Part I - Deposits in Domestic Offices

Dollar amounts in thousands			
1. Selected components of total deposits:			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	4,511,000	M.1.a.
b. Total brokered deposits	RCON2365	5,061,000	M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above):			M.1.c.
1. Brokered deposits issued in denominations of less than $100,000	RCON2343	5,058,000	M.1.c.1.
2. Brokered deposits issued in denominations of $100,000 and certain brokered retirement deposit accounts	RCON2344	3,000	M.1.c.2.
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCONA243	1,911,000	M.1.d.1.
2. Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONA244	0	M.1.d.2.
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law)	RCON5590	NR	M.1.e.

Dollar amounts in thousands			
2. Components of total nontransaction accounts:			M.2.
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	150,689,000	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	94,061,000	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	29,928,000	M.2.b.
c. Total time deposits of $100,000 or more	RCON2604	17,689,000	M.2.c.
1. Individual Retirement Accounts (IRAs) and Keogh Plan accounts included in Memorandum item 2.c, "Total time deposits of $100,000 or more," above	RCONF233	623,000	M.2.c.1.
3. Maturity and repricing data for time deposits of less than $100,000:			M.3.
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONA579	12,213,000	M.3.a.1.
2. Over three months through 12 months	RCONA580	10,658,000	M.3.a.2.
3. Over one year through three years	RCONA581	4,947,000	M.3.a.3.
4. Over three years	RCONA582	2,110,000	M.3.a.4.
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)	RCONA241	22,871,000	M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:			M.4.
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONA584	9,100,000	M.4.a.1.
2. Over three months through 12 months	RCONA585	6,246,000	M.4.a.2.
3. Over one year through three years	RCONA586	1,678,000	M.4.a.3.
4. Over three years	RCONA587	665,000	M.4.a.4.
b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONA242	15,346,000	M.4.b.

Schedule RC-E Part II - Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs

Dollar amounts in thousands			
Deposits of:			
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCFNB553	27,655,000	1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S. depository institutions	RCFNB554	17,506,000	2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)	RCFN2625	6,350,000	3.
4. Foreign governments and official institutions (including foreign central banks)	RCFN2650	3,959,000	4.
5. U.S. Government and states and political subdivisions in the U.S.	RCFNB555	304,000	5.
6. Total	RCFN2200	55,774,000	6.
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 6 above)	RCFNA245	16,755,000	M.1.

Schedule RC-F - Other Assets

Dollar amounts in thousands			
1. Accrued interest receivable	RCFDB556	2,177,000	1.
2. Net deferred tax assets	RCFD2148	0	2.
3. Interest-only strips receivable (not in the form of a security) on:			3.
a. Mortgage loans	RCFDA519	0	3.a.
b. Other financial assets	RCFDA520	7,000	3.b.
4. Equity securities that DO NOT have readily determinable fair values	RCFD1752	1,226,000	4.

Dollar amounts in thousands			
5. Life insurance assets	RCFDC009	5,682,000	5.
6. All other assets	RCFD2168	16,724,000	6.
a. Prepaid expenses	RCFD2166	0	6.a.
b. Repossessed personal property (including vehicles)	RCFD1578	0	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCFDC010	0	6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	RCFDC436	0	6.d.
e. Disclose component and the dollar amount of that component:			6.e.
1. Describe component	TEXT3549	Accounts Receivable	6.e.1.
2. Amount of component	RCFD3549	7,074,000	6.e.2.
f. Disclose component and the dollar amount of that component:			6.f.
1. Describe component	TEXT3550	NR	6.f.1.
2. Amount of component	RCFD3550	0	6.f.2.
g. Disclose component and the dollar amount of that component:			6.g.
1. Describe component	TEXT3551	NR	6.g.1.
2. Amount of component	RCFD3551	0	6.g.2.
7. Total	RCFD2160	25,816,000	7.

Schedule RC-G - Other Liabilities

Dollar amounts in thousands			
1. Not available			1.
a. Interest accrued and unpaid on deposits in domestic offices	RCON3645	118,000	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCFD3646	4,772,000	1.b.
2. Net deferred tax liabilities	RCFD3049	4,500,000	2.
3. Allowance for credit losses on off-balance sheet credit exposures	RCFDB557	151,000	3.
4. All other liabilities	RCFD2938	9,581,000	4.
a. Accounts payable	RCFD3066	6,159,000	4.a.
b. Deferred compensation liabilities	RCFDC011	0	4.b.
c. Dividends declared but not yet payable	RCFD2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCFDC012	0	4.d.
e. Disclose component and the dollar amount of that component:			4.e.
1. Describe component	TEXT3552	NR	4.e.1.
2. Amount of component	RCFD3552	0	4.e.2.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3553	NR	4.f.1.
2. Amount of component	RCFD3553	0	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3554	NR	4.g.1.
2. Amount of component	RCFD3554	0	4.g.2.
5. Total	RCFD2930	19,122,000	5.

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices

Dollar amounts in thousands			
1. Not applicable			1.
2. Not applicable			2.
3. Securities purchased under agreements to resell	RCONB989	1,122,000	3.
4. Securities sold under agreements to repurchase	RCONB995	13,234,000	4.
5. Other borrowed money	RCON3190	46,503,000	5.
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2163	0	6.

Dollar amounts in thousands			
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2941	55,732,000	7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON2192	552,096,000	8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON3129	451,096,000	9.
10. U.S. Treasury securities	RCON1039	219,000	10.
11. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON1041	51,000	11.
12. Securities issued by states and political subdivisions in the U.S.	RCON1042	1,502,000	12.
13. Mortgage-backed securities (MBS):			13.
a. Pass-through securities:			13.a.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCON1043	66,354,000	13.a.1.
2. Other pass-through securities	RCON1044	0	13.a.2.
b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):			13.b.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCON1209	11,000	13.b.1.
2. All other mortgage-backed securities	RCON1280	26,040,000	13.b.2.
14. Other domestic debt securities (include domestic asset-backed securities)	RCON1281	13,064,000	14.
15. Foreign debt securities (include foreign asset-backed securities)	RCON1282	39,000	15.
16. Investments in mutual funds and other equity securities with readily determinable fair values	RCONA510	33,000	16.
17. Total amortized (historical) cost of both held-to-maturity and available-for-sale securities	RCON1374	107,313,000	17.
18. Equity securities that do not have readily determinable fair values	RCON1752	1,226,000	18.

Schedule RC-I - Assets and Liabilities of IBFs

Dollar amounts in thousands			
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)	RCFN2133	0	1.
2. Total IBF liabilities (component of Schedule RC, item 21)	RCFN2898	5,703,000	2.

Schedule RC-K - Quarterly Averages

Dollar amounts in thousands			
1. Interest-bearing balances due from depository institutions	RCFD3381	6,863,000	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RCFDB558	267,000	2.
3. Mortgage-backed securities	RCFDB559	77,665,000	3.
4. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RCFDB560	14,684,000	4.
5. Federal funds sold and securities purchased under agreements to resell	RCFD3365	12,639,000	5.
6. Loans:			6.
a. Loans in domestic offices:			6.a.
1. Total loans	RCON3360	358,575,000	6.a.1.
2. Loans secured by real estate:			6.a.2.
a. Loans secured by 1-4 family residential properties	RCON3465	131,439,000	6.a.2.a.
b. All other loans secured by real estate	RCON3466	66,670,000	6.a.2.b.
3. Loans to finance agricultural production and other loans to farmers	RCON3386	5,385,000	6.a.3.
4. Commercial and industrial loans	RCON3387	80,743,000	6.a.4.
5. Loans to individuals for household, family, and other personal expenditures:			6.a.5.
a. Credit cards	RCONB561	16,046,000	6.a.5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB562	37,698,000	6.a.5.b.
b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs	RCFN3360	29,000	6.b.
7. Trading assets	RCFD3401	13,735,000	7.

Dollar amounts in thousands			
8. Lease financing receivables (net of unearned income)	RCFD3484	7,503,000	8.
9. Total assets	RCFD3368	545,742,000	9.
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)	RCON3485	6,030,000	10.
11. Nontransaction accounts in domestic offices:			11.
a. Savings deposits (includes MMDAs)	RCONB563	239,997,000	11.a.
b. Time deposits of $100,000 or more	RCONA514	17,365,000	11.b.
c. Time deposits of less than $100,000	RCONA529	30,131,000	11.c.
12. Interest-bearing deposits in foreign offices, EDGE and Agreement subsidiaries, and IBFs	RCFN3404	47,292,000	12.
13. Federal funds purchased and securities sold under agreements to repurchase	RCFD3353	54,769,000	13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCFD3355	42,667,000	14.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands			
1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines	RCFD3814	48,126,000	1.a.
b. Credit card lines	RCFD3815	38,810,000	1.b.
c. Commercial real estate, construction, and land development:			1.c.
1. Commitments to fund commercial real estate, construction, and land development loans secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCFDF164	1,720,000	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCFDF165	7,111,000	1.c.1.b.
2. Commitments to fund commercial real estate, construction, and land development loans not secured by real estate	RCFD6550	5,389,000	1.c.2.
d. Securities underwriting	RCFD3817	0	1.d.
e. Other unused commitments	RCFD3818	84,143,000	1.e.
2. Financial standby letters of credit and foreign office guarantees	RCFD3819	11,374,000	2.
a. Amount of financial standby letters of credit conveyed to others	RCFD3820	2,005,000	2.a.
3. Performance standby letters of credit and foreign office guarantees	RCFD3821	6,386,000	3.
a. Amount of performance standby letters of credit conveyed to others	RCFD3822	311,000	3.a.
4. Commercial and similar letters of credit	RCFD3411	286,000	4.
5. Not applicable			5.
6. Securities lent (including customers' securities lent where the customer is indemnified against loss by the reporting bank)	RCFD3433	319,000	6.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Guarantor		(Column B) Beneficiary		
7. Credit derivatives:					7.
a. Notional amounts:					7.a.
1. Credit default swaps	RCFDC968	465,000	RCFDC969	1,167,000	7.a.1.
2. Total return swaps	RCFDC970	0	RCFDC971	0	7.a.2.
3. Credit options	RCFDC972	0	RCFDC973	0	7.a.3.
4. Other credit derivatives	RCFDC974	0	RCFDC975	0	7.a.4.
b. Gross fair values:					7.b.
1. Gross positive fair value	RCFDC219	6,000	RCFDC221	194,000	7.b.1.
2. Gross negative fair value	RCFDC220	80,000	RCFDC222	6,000	7.b.2.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands			
8. Spot foreign exchange contracts	RCFD8765	11,018,000	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCFD3430	0	9.
a. Securities borrowed	RCFD3432	0	9.a.
b. Commitments to purchase when-issued securities	RCFD3434	0	9.b.
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank's behalf	RCFDC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555	NR	9.d.1.
2. Amount of component	RCFD3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556	NR	9.e.1.
2. Amount of component	RCFD3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
1. Describe component	TEXT3557	NR	9.f.1.
2. Amount of component	RCFD3557	0	9.f.2.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCFD5591	0	10.
a. Commitments to sell when-issued securities	RCFD3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592	NR	10.b.1.
2. Amount of component	RCFD5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593	NR	10.c.1.
2. Amount of component	RCFD5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594	NR	10.d.1.
2. Amount of component	RCFD5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595	NR	10.e.1.
2. Amount of component	RCFD5595	0	10.e.2.
11. Year-to-date merchant credit card sales volume:			11.
a. Sales for which the reporting bank is the acquiring bank	RCFDC223	22,536,000	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCFDC224	0	11.b.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts	
12. Gross amounts (e.g., notional amounts):					12.
	RCFD8693	RCFD8694	RCFD8695	RCFD8696	
a. Futures contracts	182,918,000	0	0	0	12.a.
	RCFD8697	RCFD8698	RCFD8699	RCFD8700	
b. Forward contracts	854,719,000	30,302,000	0	0	12.b.
c. Exchange-traded option contracts:					12.c.
	RCFD8701	RCFD8702	RCFD8703	RCFD8704	
1. Written options	1,584,000	0	0	0	12.c.1.
	RCFD8705	RCFD8706	RCFD8707	RCFD8708	
2. Purchased options	0	0	0	0	12.c.2.
d. Over-the-counter option contracts:					12.d.
	RCFD8709	RCFD8710	RCFD8711	RCFD8712	
1. Written options	105,894,000	4,868,000	12,023,000	4,763,000	12.d.1.
	RCFD8713	RCFD8714	RCFD8715	RCFD8716	
2. Purchased options	26,856,000	4,715,000	12,023,000	4,897,000	12.d.2.
	RCFD3450	RCFD3826	RCFD8719	RCFD8720	
e. Swaps	590,001,000	22,314,000	88,000	10,484,000	12.e.
	RCFDA126	RCFDA127	RCFD8723	RCFD8724	
13. Total gross notional amount of derivative contracts held for trading	757,891,000	61,388,000	18,187,000	19,509,000	13.
	RCFD8725	RCFD8726	RCFD8727	RCFD8728	
14. Total gross notional amount of derivative contracts held for purposes other than trading	1,004,171,000	611,000	5,947,000	635,000	14.
	RCFDA589				
a. Interest rate swaps where the bank has agreed to pay a fixed rate	111,986,000				14.a.
15. Gross fair values of derivative contracts:					15.
a. Contracts held for trading:					15.a.
	RCFD8733	RCFD8734	RCFD8735	RCFD8736	
1. Gross positive fair value	17,159,000	2,652,000	469,000	1,847,000	15.a.1.
	RCFD8737	RCFD8738	RCFD8739	RCFD8740	
2. Gross negative fair value	16,422,000	2,547,000	373,000	1,818,000	15.a.2.

Dollar amounts in thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts	
b. Contracts held for purposes other than trading:					15.b.
	RCFD8741	RCFD8742	RCFD8743	RCFD8744	
1. Gross positive fair value	12,976,000	0	0	0	15.b.1.
	RCFD8745	RCFD8746	RCFD8747	RCFD8748	
2. Gross negative fair value	9,475,000	10,000	90,000	33,000	15.b.2.

Schedule RC-M - Memoranda

Dollar amounts in thousands			
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCFD6164	20,000	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCFD6165	6	1.b.
2. Intangible assets other than goodwill:			2.
a. Mortgage servicing assets	RCFD3164	12,607,000	2.a.
1. Estimated fair value of mortgage servicing assets	RCFDA590	12,737,000	2.a.1.
b. Purchased credit card relationships and nonmortgage servicing assets	RCFDB026	26,000	2.b.
c. All other identifiable intangible assets	RCFD5507	466,000	2.c.
d. Total	RCFD0426	13,099,000	2.d.
3. Other real estate owned:			3.
a. Direct and indirect investments in real estate ventures	RCFD5372	61,000	3.a.
b. All other real estate owned:			3.b.
1. Construction, land development, and other land in domestic offices	RCON5508	77,000	3.b.1.
2. Farmland in domestic offices	RCON5509	1,000	3.b.2.
3. 1-4 family residential properties in domestic offices	RCON5510	210,000	3.b.3.
4. Multifamily (5 or more) residential properties in domestic offices	RCON5511	3,000	3.b.4.
5. Nonfarm nonresidential properties in domestic offices	RCON5512	52,000	3.b.5.
6. Foreclosed properties from "GNMA loans"	RCONC979	768,000	3.b.6.
7. In foreign offices	RCFN5513	0	3.b.7.
c. Total	RCFD2150	1,172,000	3.c.
4. Investments in unconsolidated subsidiaries and associated companies:			4.
a. Direct and indirect investments in real estate ventures	RCFD5374	5,000	4.a.
b. All other investments in unconsolidated subsidiaries and associated companies	RCFD5375	433,000	4.b.
c. Total	RCFD2130	438,000	4.c.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:			5.a.1.
a. One year or less	RCFDF055	0	5.a.1.a.
b. Over one year through three years	RCFDF056	0	5.a.1.b.
c. Over three years through five years	RCFDF057	202,000	5.a.1.c.
d. Over five years	RCFDF058	0	5.a.1.d.
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)	RCFD2651	0	5.a.2.
3. Structured advances (included in items 5.a.(1)(a) - (d) above)	RCFDF059	0	5.a.3.
b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity of next repricing date of:			5.b.1.
a. One year or less	RCFDF060	39,163,000	5.b.1.a.
b. Over one year through three years	RCFDF061	322,000	5.b.1.b.
c. Over three years through five years	RCFDF062	130,000	5.b.1.c.
d. Over five years	RCFDF063	6,686,000	5.b.1.d.
2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)	RCFDB571	38,829,000	5.b.2.
c. Total	RCFD3190	46,503,000	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCFDB569	Yes	6.
7. Assets under the reporting bank's management in proprietary mutual funds and annuities.	RCFDB570	0	7.

Dollar amounts in thousands			
8. Primary Internet Web site address of bank (home page), if any	TEXT4087	Click here for value	8.
9. Do any of the bank's Internet Web sites have transactional capability, i.e., allow the bank's customers to execute transactions on their accounts through the Web site?	RCFD4088	Yes	9.
10. Secured liabilities:			10.
a. Amount of "Federal funds purchased in domestic offices" that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of "Other borrowings" that are secured (included in Schedule RC-M, items 5.b.(1)(a) - (d))	RCFDF065	7,218,000	10.b.

(TEXT4087) http://www.wellsfargo.com

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual	
1. Loans secured by real estate:				1.
a. Construction, land development, and other land loans in domestic offices:				1.a.
	RCONF172	RCONF174	RCONF176	
1. 1-4 family residential construction loans	205,000	183,000	433,000	1.a.1.
	RCONF173	RCONF175	RCONF177	
2. Other construction loans and all land development and other land loans	431,000	400,000	764,000	1.a.2.
	RCON3493	RCON3494	RCON3495	
b. Secured by farmland in domestic offices	20,000	1,000	58,000	1.b.
c. Secured by 1-4 family residential properties in domestic offices:				1.c.
	RCON5398	RCON5399	RCON5400	
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	897,000	204,000	1,113,000	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:				1.c.2.
	RCONC236	RCONC237	RCONC229	
a. Secured by first liens	976,000	9,609,000	540,000	1.c.2.a.
	RCONC238	RCONC239	RCONC230	
b. Secured by junior liens	285,000	90,000	236,000	1.c.2.b.
	RCON3499	RCON3500	RCON3501	
d. Secured by multifamily (5 or more) residential properties in domestic offices	14,000	4,000	77,000	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:				1.e.
	RCONF178	RCONF180	RCONF182	
1. Loans secured by owner-occupied nonfarm nonresidential properties	96,000	29,000	406,000	1.e.1.
	RCONF179	RCONF181	RCONF183	
2. Loans secured by other nonfarm nonresidential properties	247,000	153,000	294,000	1.e.2.
	RCFNB572	RCFNB573	RCFNB574	
f. In foreign offices	0	0	0	1.f.
2. Loans to depository institutions and acceptances of other banks:				2.
	RCFD5377	RCFD5378	RCFD5379	
a. To U.S. banks and other U.S. depository institutions	0	0	0	2.a.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual	
	RCFD5380	RCFD5381	RCFD5382	
b. To foreign banks	0	0	0	2.b.
	RCFD1594	RCFD1597	RCFD1583	
3. Loans to finance agricultural production and other loans to farmers	47,000	37,000	46,000	3.
4. Commercial and industrial loans:				4.
	RCFD1251	RCFD1252	RCFD1253	
a. To U.S. addressees (domicile)	685,000	90,000	1,003,000	4.a.
	RCFD1254	RCFD1255	RCFD1256	
b. To non-U.S. addressees (domicile)	2,000	0	1,000	4.b.
5. Loans to individuals for household, family, and other personal expenditures:				5.
	RCFDB575	RCFDB576	RCFDB577	
a. Credit cards	547,000	607,000	0	5.a.
	RCFDB578	RCFDB579	RCFDB580	
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	1,054,000	396,000	155,000	5.b.
	RCFD5389	RCFD5390	RCFD5391	
6. Loans to foreign governments and official institutions	0	0	0	6.
	RCFD5459	RCFD5460	RCFD5461	
7. All other loans	73,000	4,000	72,000	7.
8. Lease financing receivables:				8.
	RCFDF166	RCFDF167	RCFDF168	
a. Leases to individuals for household, family, and other personal expenditures	0	0	0	8.a.
	RCFDF169	RCFDF170	RCFDF171	
b. All other leases	113,000	0	100,000	8.b.
	RCFD3505	RCFD3506	RCFD3507	
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	2,000	0	21,000	9.
	RCFD5612	RCFD5613	RCFD5614	
10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government	823,000	9,791,000	111,000	10.
	RCFD5615	RCFD5616	RCFD5617	
a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked "GNMA loans")	598,000	941,000	80,000	10.a.
	RCFDC866	RCFDC867	RCFDC868	
b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above	215,000	8,850,000	0	10.b.
1. Restructured loans and leases included in Schedule RC-N, items 1 through 8, above (and not reported in Schedule RC-C, Part I, Memorandum item 1):				M.1.
	RCONF661	RCONF662	RCONF663	
a. Loans secured by 1-4 family residential properties in domestic offices	346,000	443,000	278,000	M.1.a.
	RCFD1658	RCFD1659	RCFD1661	
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures)	0	0	112,000	M.1.b.
	RCFD6558	RCFD6559	RCFD6560	
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	125,000	14,000	86,000	M.2.
	RCFD1248	RCFD1249	RCFD1250	
3. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	0	1,000	1,000	M.3.
4. Not applicable				M.4.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual	
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8, above):				M.5.
	RCFDC240	RCFDC241	RCFDC226	
a. Loans and leases held for sale	370,000	243,000	164,000	M.5.a.
b. Loans measured at fair value:				M.5.b.
	RCFDF664	RCFDF665	RCFDF666	
1. Fair value	0	0	0	M.5.b.1.
	RCFDF667	RCFDF668	RCFDF669	
2. Unpaid principal balance	0	0	0	M.5.b.2.

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more		
6. Interest rate, foreign exchange rate, and other commodity and equity contracts: Fair value of amounts carried as assets	RCFD3529	0	RCFD3530	0	M.6.

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands			
7. Additions to nonaccrual assets during the quarter	RCFDC410	3,249,000	M.7.
8. Nonaccrual assets sold during the quarter	RCFDC411	6,000	M.8.

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

Dollar amounts in thousands			
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDF236	388,752,000	1.
2. Total allowable exclusions (including foreign deposits)	RCFDF237	69,197,000	2.
3. Total foreign deposits (included in item 2 above)	RCFNF234	67,801,000	3.
4. Total daily average of deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDF238	376,919,000	4.
5. Total daily average of allowable exclusions (including foreign deposits)	RCFDF239	60,766,000	5.
6. Total daily average of foreign deposits (included in item 5 above)	RCFNF235	59,561,000	6.
1. Total deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions:			M.1.
a. Deposit accounts (excluding retirement accounts) of $100,000 or less:			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $100,000 or less	RCONF049	155,771,000	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $100,000 or less	RCONF050	NR	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $100,000:			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $100,000	RCONF051	159,250,000	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $100,000	RCONF052	397946	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	4,394,000	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	NR	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:			M.1.d.

Dollar amounts in thousands			
1. Amount of retirement deposit accounts of more than $250,000	RCONF047	140,000	M.1.d.1.
2. Number of retirement deposit accounts of more than $250,000	RCONF048	398	M.1.d.2.
2. Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions	RCON5597	123,318,000	M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:			M.3.
a. Legal title	TEXTA545	NR	M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.
4. Noninterest-bearing transaction accounts (as defined in Part 370 of the FDIC's regulations) of more than $250,000 (see instructions):			M.4.
a. Amount of noninterest-bearing transaction accounts of more than $250,000 (including balances swept from noninterest-bearing transaction accounts to noninterest-bearing savings accounts)	RCONG167	42,605,000	M.4.a.
b. Number of noninterest-bearing transaction accounts of more than $250,000	RCONG168	30490	M.4.b.

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities in Domestic Offices

Dollar amounts in thousands			
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale:			1.
a. Closed-end first liens	RCONF066	43,362,000	1.a.
b. Closed-end junior liens	RCONF067	2,000	1.b.
c. Open-end loans extended under lines of credit:			1.c.
1. Total commitment under the lines of credit	RCONF670	1,487,000	1.c.1.
2. Principal amount funded under the lines of credit	RCONF671	636,000	1.c.2.
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale:			2.
a. Closed-end first liens	RCONF068	72,553,000	2.a.
b. Closed-end junior liens	RCONF069	1,000	2.b.
c. Open-end loans extended under lines of credit:			2.c.
1. Total commitment under the lines of credit	RCONF672	834,000	2.c.1.
2. Principal amount funded under the lines of credit	RCONF673	499,000	2.c.2.
3. 1-4 family residential mortgages sold during the quarter:			3.
a. Closed-end first liens	RCONF070	103,600,000	3.a.
b. Closed-end junior liens	RCONF071	3,000	3.b.
c. Open-end loans extended under lines of credit:			3.c.
1. Total commitment under the lines of credit	RCONF674	1,749,000	3.c.1.
2. Principal amount funded under the lines of credit	RCONF675	1,062,000	3.c.2.
4. 1-4 family residential mortgages held for sale at quarter-end (included in Schedule RC, item 4.a):			4.
a. Closed-end first liens	RCONF072	23,818,000	4.a.
b. Closed-end junior liens	RCONF073	1,000	4.b.
c. Open-end loans extended under lines of credit:			4.c.
1. Total commitment under the lines of credit	RCONF676	209,000	4.c.1.
2. Principal amount funded under the lines of credit	RCONF677	132,000	4.c.2.
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.f, 5.g, and 5.i):			5.
a. Closed-end 1-4 family residential mortgage loans	RIADF184	1,045,000	5.a.
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	RIADF560	36,000	5.b.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:			6.
a. Closed-end first liens	RCONF678	186,000	6.a.

Dollar amounts in thousands			
b. Closed-end junior liens	RCONF679	0	6.b.
c. Open-end loans extended under line of credit:			6.c.
1. Total commitment under the lines of credit	RCONF680	1,000	6.c.1.
2. Principal amount funded under the lines of credit	RCONF681	0	6.c.2.

Schedule RC-Q - Financial Assets and Liabilities Measured at Fair Value

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
	RCFDF243	RCFDF682	RCFDF690	RCFDF244	RCFDF245	
1. Loans and leases	22,784,000	0	0	20,437,000	2,347,000	1.
	RCFDF246	RCFDF683	RCFDF691	RCFDF247	RCFDF248	
2. Trading assets	11,401,000	11,767,000	543,000	22,364,000	261,000	2.
	RCFDF240	RCFDF684	RCFDF692	RCFDF241	RCFDF242	
a. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 2, above)	261,000	0	0	0	261,000	2.a.
	RCFDF249	RCFDF685	RCFDF693	RCFDF250	RCFDF251	
3. All other financial assets and servicing assets	12,194,000	0	0	0	12,194,000	3.
	RCFDF252	RCFDF686	RCFDF694	RCFDF253	RCFDF254	
4. Deposits	0	0	0	0	0	4.
	RCFDF255	RCFDF687	RCFDF695	RCFDF256	RCFDF257	
5. Trading liabilities	7,432,000	14,572,000	789,000	21,215,000	0	5.
	RCFDF258	RCFDF688	RCFDF696	RCFDF259	RCFDF260	
6. All other financial liabilities and servicing liabilities	0	0	0	0	0	6.
	RCFDF261	RCFDF689	RCFDF697	RCFDF262	RCFDF263	
7. Loan commitments (not accounted for as derivatives)	0	0	0	0	0	7.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands			
1. Total bank equity capital (from Schedule RC, item 27.a)	RCFD3210	45,096,000	1.
2. Net unrealized gains (losses) on available-for-sale securities	RCFD8434	-2,826,000	2.
3. Net unrealized loss on available-for-sale equity securities	RCFDA221	0	3.
4. Accumulated net gains (losses) on cash flow hedges	RCFD4336	827,000	4.
5. Nonqualifying perpetual preferred stock	RCFDB588	0	5.
6. Qualifying noncontrolling (minority) interests in consolidated subsidiaries	RCFDB589	128,000	6.
7. Not available			7.
a. Disallowed goodwill and other disallowed intangible assets	RCFDB590	11,447,000	7.a.
b. Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank's own creditworthiness	RCFDF264	0	7.b.
8. Subtotal	RCFDC227	35,776,000	8.
9. Not available			9.
a. Disallowed servicing assets and purchased credit card relationships	RCFDB591	882,000	9.a.
b. Disallowed deferred tax assets	RCFD5610	0	9.b.
10. Other additions to (deductions from) Tier 1 capital	RCFDB592	0	10.
11. Tier 1 capital	RCFD8274	34,894,000	11.
12. Qualifying subordinated debt and redeemable preferred stock	RCFD5306	13,216,000	12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital	RCFDB593	0	13.
14. Allowance for loan and lease losses includible in Tier 2 capital	RCFD5310	5,726,000	14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	RCFD2221	0	15.
16. Other Tier 2 capital components	RCFDB594	0	16.
17. Tier 2 capital	RCFD5311	18,942,000	17.
18. Allowable Tier 2 capital (lesser of item 11 or 17)	RCFD8275	18,942,000	18.
19. Tier 3 capital allocated for market risk	RCFD1395	0	19.
20. Deductions for total risk-based capital	RCFDB595	0	20.
21. Total risk-based capital	RCFD3792	53,836,000	21.
22. Average total assets (from Schedule RC-K, item 9)	RCFD3368	545,742,000	22.
23. Disallowed goodwill and other disallowed intangible assets (from item 7 above)	RCFDB590	11,447,000	23.
24. Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	RCFDB591	882,000	24.
25. Disallowed deferred tax assets (from item 9.b above)	RCFD5610	0	25.
26. Other deductions from assets for leverage capital purposes	RCFDB596	0	26.
27. Average total assets for leverage capital purposes	RCFDA224	533,413,000	27.
28. Not available			28.
a. Adjustment to Tier 1 capital reported in item 11	RCFDC228	57,000	28.a.
b. Adjustment to total risk-based capital reported in item 21	RCFDB503	114,000	28.b.
29. Adjustment to risk-weighted assets in item 62	RCFDB504	29,000	29.
30. Adjustment to average total assets in item 27	RCFDB505	124,000	30.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) Percentage (Banks with Financial Subsidiaries)		(Column B) Percentage (All Banks)		
31. Tier 1 leverage ratio	RCFD7273	0.0653	RCFD7204	0.0654	31.
32. Tier 1 risk-based capital ratio	RCFD7274	0.0770	RCFD7206	0.0771	32.
33. Total risk-based capital ratio	RCFD7275	0.1187	RCFD7205	0.1189	33.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) Totals (from Schedule RC)	(Column B) Items Not Subject to Risk-Weighting	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%	
	RCFD0010	RCFDC869	RCFDB600	RCFDB601		RCFDB602	
34. Cash and balances due from depository institutions	22,659,000	0	11,935,000	10,724,000		0	34.
	RCFD1754	RCFDB603	RCFDB604	RCFDB605	RCFDB606	RCFDB607	
35. Held-to-maturity securities	0	0	0	0	0	0	35.
	RCFD1773	RCFDB608	RCFDB609	RCFDB610	RCFDB611	RCFDB612	
36. Available-for-sale securities	102,802,000	-4,462,000	2,023,000	82,441,000	2,870,000	19,930,000	36.
	RCFDC225		RCFDC063	RCFDC064		RCFDB520	
37. Federal funds sold and securities purchased under agreements to resell	8,502,000		0	8,502,000		0	37.
	RCFD5369	RCFDB617	RCFDB618	RCFDB619	RCFDB620	RCFDB621	
38. Loans and leases held for sale	28,411,000	0	0	10,988,000	16,464,000	959,000	38.
	RCFDB528	RCFDB622	RCFDB623	RCFDB624	RCFDB625	RCFDB626	
39. Loans and leases, net of unearned income	332,448,000	0	0	21,402,000	29,236,000	281,810,000	39.
	RCFD3123	RCFD3123					
40. Allowance for loan and lease losses	10,240,000	10,240,000					40.
	RCFD3545	RCFDB627	RCFDB628	RCFDB629	RCFDB630	RCFDB631	
41. Trading assets	11,401,000	11,401,000	0	0	0	0	41.
	RCFDB639	RCFDB640	RCFDB641	RCFDB642	RCFDB643	RCFD5339	
42. All other assets	56,187,000	16,124,000	897,000	2,031,000	198,000	36,937,000	42.
	RCFD2170	RCFDB644	RCFD5320	RCFD5327	RCFD5334	RCFD5340	
43. Total assets	552,170,000	12,823,000	14,855,000	136,088,000	48,768,000	339,636,000	43.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) Face Value or Notional Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%	
	RCFDB546	RCFDB547	RCFDB548	RCFDB581	RCFDB582	RCFDB583	
44. Financial standby letters of credit	11,374,000	11,374,000	0	2,005,000	0	9,369,000	44.
	RCFD3821	RCFDB650	RCFDB651	RCFDB652	RCFDB653	RCFDB654	
45. Performance standby letters of credit	6,386,000	3,193,000	0	156,000	0	3,037,000	45.
	RCFD3411	RCFDB655	RCFDB656	RCFDB657	RCFDB658	RCFDB659	
46. Commercial and similar letters of credit	286,000	57,200	0	0	0	57,200	46.

Dollar amounts in thousands	(Column A) Face Value or Notional Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%	
47. Risk participations in bankers acceptances acquired by the reporting institution	RCFD3429	RCFDB660	RCFDB661	RCFDB662		RCFDB663	
	0	0	0	0		0	47.
48. Securities lent	RCFD3433	RCFDB664	RCFDB665	RCFDB666	RCFDB667	RCFDB668	
	319,000	319,000	0	319,000	0	0	48.
49. Retained recourse on small business obligations sold with recourse	RCFDA250	RCFDB669	RCFDB670	RCFDB671	RCFDB672	RCFDB673	
	0	0	0	0	0	0	49.
50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement	RCFDB541	RCFDB542				RCFDB543	
	178,000	1,497,000				1,497,000	50.
51. All other financial assets sold with recourse	RCFDB675	RCFDB676	RCFDB677	RCFDB678	RCFDB679	RCFDB680	
	1,154,000	1,154,000	0	0	0	1,154,000	51.
52. All other off-balance sheet liabilities	RCFDB681	RCFDB682	RCFDB683	RCFDB684	RCFDB685	RCFDB686	
	568,000	568,000	0	220,000	0	348,000	52.
53. Unused commitments with an original maturity exceeding one year	RCFD3833	RCFDB687	RCFDB688	RCFDB689	RCFDB690	RCFDB691	
	74,406,000	37,203,000	0	24,000	433,000	36,746,000	53.
54. Derivative contracts		RCFDA167	RCFDB693	RCFDB694	RCFDB695		
		43,524,000	3,995,000	29,334,000	10,195,000		54.
55. Total assets, derivatives, and off-balance sheet items by risk weight category			RCFDB696	RCFDB697	RCFDB698	RCFDB699	
			18,850,000	168,146,000	59,396,000	391,844,200	55.
56. Risk weight factor							56.
57. Risk-weighted assets by risk weight category			RCFDB700	RCFDB701	RCFDB702	RCFDB703	
			0	33,629,200	29,698,000	391,844,200	57.
58. Market risk equivalent assets						RCFD1651	
						2,215,000	58.
59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve						RCFDB704	
						457,386,400	59.
60. Excess allowance for loan and lease losses						RCFDA222	
						4,665,000	60.
61. Allocated transfer risk reserve						RCFD3128	
						0	61.
62. Total risk-weighted assets						RCFDA223	
						452,721,400	62.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands			
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	RCFD8764	34,552,000	M.1.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) With a remaining maturity of one year or less	(Column B) With a remaining maturity of over one year through five years	(Column C) With a remaining maturity of over five years	
2. Notional principal amounts of derivative contracts:				M.2.
	RCFD3809	RCFD8766	RCFD8767	
a. Interest rate contracts	924,197,000	366,267,000	181,112,000	M.2.a.
	RCFD3812	RCFD8769	RCFD8770	
b. Foreign exchange contracts	24,691,000	17,788,000	8,931,000	M.2.b.
	RCFD8771	RCFD8772	RCFD8773	
c. Gold contracts	0	0	0	M.2.c.
	RCFD8774	RCFD8775	RCFD8776	
d. Other precious metals contracts	0	0	0	M.2.d.
	RCFD8777	RCFD8778	RCFD8779	
e. Other commodity contracts	6,974,000	8,131,000	276,000	M.2.e.
	RCFDA000	RCFDA001	RCFDA002	
f. Equity derivative contracts	3,954,000	7,452,000	705,000	M.2.f.
g. Credit derivative contracts:				M.2.g.
	RCFDC980	RCFDC981	RCFDC982	
1. Investment grade	96,000	724,000	347,000	M.2.g.1.
	RCFDC983	RCFDC984	RCFDC985	
2. Subinvestment grade	71,000	358,000	38,000	M.2.g.2.

Schedule RC-S - Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets	
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCFDB705 265,375,000	RCFDB706 0	RCFDB707 0	RCFDB708 0	RCFDB709 99,000	RCFDB710 0	RCFDB711 31,589,000	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:								2.
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCFDB712 0	RCFDB713 0	RCFDB714 0	RCFDB715 0	RCFDB716 0	RCFDB717 0	RCFDB718 0	2.a.
b. Subordinated securities and other residual interests	RCFDC393 191,000	RCFDC394 0	RCFDC395 0	RCFDC396 0	RCFDC397 0	RCFDC398 0	RCFDC399 0	2.b.
c. Standby letters of credit and other enhancements	RCFDC400 0	RCFDC401 0	RCFDC402 0	RCFDC403 0	RCFDC404 0	RCFDC405 0	RCFDC406 0	2.c.
3. Reporting bank's unused commitments to provide liquidity to structures reported in item 1	RCFDB726 0	RCFDB727 0	RCFDB728 0	RCFDB729 0	RCFDB730 0	RCFDB731 0	RCFDB732 0	3.
4. Past due loan amounts included in item 1:								4.
a. 30-89 days past due	RCFDB733 10,758,000	RCFDB734 0	RCFDB735 0	RCFDB736 0	RCFDB737 4,000	RCFDB738 0	RCFDB739 356,000	4.a.
b. 90 days or more past due	RCFDB740 11,119,000	RCFDB741 0	RCFDB742 0	RCFDB743 0	RCFDB744 6,000	RCFDB745 0	RCFDB746 376,000	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								5.
a. Charge-offs	RIADB747 199,000	RIADB748 0	RIADB749 0	RIADB750 0	RIADB751 0	RIADB752 0	RIADB753 4,000	5.a.
b. Recoveries	RIADB754 0	RIADB755 0	RIADB756 0	RIADB757 0	RIADB758 0	RIADB759 0	RIADB760 3,000	5.b.
6. Amount of ownership (or seller's) interests carried as:								6.
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCFDB761 0	RCFDB762 0			RCFDB763 0		6.a.

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets	
		RCFDB500	RCFDB501			RCFDB502		
b. Loans (included in Schedule RC-C)		0	0			0		6.b.
7. Past due loan amounts included in interests reported in item 6.a:								7.
		RCFDB764	RCFDB765			RCFDB766		
a. 30-89 days past due		0	0			0		7.a.
		RCFDB767	RCFDB768			RCFDB769		
b. 90 days or more past due		0	0			0		7.b.
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):								8.
		RIADB770	RIADB771			RIADB772		
a. Charge-offs		0	0			0		8.a.
		RIADB773	RIADB774			RIADB775		
b. Recoveries		0	0			0		8.b.
	RCFDB776	RCFDB777	RCFDB778	RCFDB779	RCFDB780	RCFDB781	RCFDB782	
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions' securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	0	0	0	0	0	0	0	9.
	RCFDB783	RCFDB784	RCFDB785	RCFDB786	RCFDB787	RCFDB788	RCFDB789	
10. Reporting bank's unused commitments to provide liquidity to other institutions' securitization structures	0	0	0	0	0	0	0	10.
	RCFDB790	RCFDB791	RCFDB792	RCFDB793	RCFDB794	RCFDB795	RCFDB796	
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	612,000	0	0	0	0	0	1,719,000	11.
	RCFDB797	RCFDB798	RCFDB799	RCFDB800	RCFDB801	RCFDB802	RCFDB803	
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	612,000	0	0	0	0	0	540,000	12.

Schedule RC-S - Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands			
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:			M.1.
a. Outstanding principal balance	RCFDA249	0	M.1.a.
b. Amount of retained recourse on these obligations as of the report date	RCFDA250	0	M.1.b.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCFDB804	618,000	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCFDB805	1,381,429,000	M.2.b.
c. Other financial assets (includes home equity lines)	RCFDA591	178,262,000	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCFDF699	39,045,000	M.2.d.
3. Asset-backed commercial paper conduits:			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	RCFDB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCFDB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	RCFDB808	0	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCFDB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C	RCFDC407	0	M.4.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands			
1. Does the institution have fiduciary powers?	RCFDA345	Yes	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCFDA346	Yes	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule?	RCFDB867	Yes	3.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts	
	RCFDB868	RCFDB869	RCFDB870	RCFDB871	
4. Personal trust and agency accounts	24,443,000	2,477,000	29421	933	4.
5. Retirement related trust and agency accounts:					5.
	RCFDB872	RCFDB873	RCFDB874	RCFDB875	
a. Employee benefit - defined contribution	520,000	44,172,000	325	8107	5.a.
	RCFDB876	RCFDB877	RCFDB878	RCFDB879	
b. Employee benefit - defined benefit	8,846,000	30,016,000	323	1456	5.b.
	RCFDB880	RCFDB881	RCFDB882	RCFDB883	
c. Other retirement accounts	2,382,000	227,000	6121	515	5.c.
	RCFDB884	RCFDB885	RCFDC001	RCFDC002	
6. Corporate trust and agency accounts	755,000	347,886,000	86	65783	6.
	RCFDB886		RCFDB888		
7. Investment management agency accounts	29,335,000		22693		7.
	RCFDB890	RCFDB891	RCFDB892	RCFDB893	
8. Other fiduciary accounts	3,810,000	32,215,000	1441	189733	8.
	RCFDB894	RCFDB895	RCFDB896	RCFDB897	
9. Total fiduciary accounts	70,091,000	457,003,000	60410	266527	9.
		RCFDB898		RCFDB899	
10. Custody and safekeeping accounts		546,707,000		12079	10.
	RCFNB900	RCFNB901	RCFNB902	RCFNB903	
11. Fiduciary accounts held in foreign offices (included in items 9 and 10)	0	0	0	0	11.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands			
12. Personal trust and agency accounts	RIADB904	58,000	12.
13. Retirement related trust and agency accounts:			13.
a. Employee benefit - defined contribution	RIADB905	8,000	13.a.
b. Employee benefit - defined benefit	RIADB906	6,000	13.b.
c. Other retirement accounts	RIADB907	10,000	13.c.
14. Corporate trust and agency accounts	RIADA479	57,000	14.
15. Investment management agency accounts	RIADB908	43,000	15.
16. Other fiduciary accounts	RIADA480	5,000	16.
17. Custody and safekeeping accounts	RIADB909	38,000	17.
18. Other fiduciary and related services income	RIADB910	0	18.
19. Total gross fiduciary and related services income	RIAD4070	225,000	19.
a. Fiduciary and related services income - foreign offices (included in item 19)	RIADB912	0	19.a.
20. Expenses	RIADC058	NR	20.
21. Net losses from fiduciary and related services	RIADA488	NR	21.
22. Intracompany income credits for fiduciary and related services	RIADB911	NR	22.
23. Net fiduciary and related services income	RIADA491	NR	23.
1. Managed assets held in personal trust and agency accounts:			M.1.
a. Noninterest-bearing deposits	RCFDB913	NR	M.1.a.
b. Interest-bearing deposits	RCFDB914	NR	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCFDB915	NR	M.1.c.
d. State, county and municipal obligations	RCFDB916	NR	M.1.d.
e. Money market mutual funds	RCFDB917	NR	M.1.e.
f. Other short-term obligations	RCFDB918	NR	M.1.f.
g. Other notes and bonds	RCFDB919	NR	M.1.g.
h. Common and preferred stocks	RCFDB920	NR	M.1.h.
i. Real estate mortgages	RCFDB921	NR	M.1.i.
j. Real estate	RCFDB922	NR	M.1.j.
k. Miscellaneous assets	RCFDB923	NR	M.1.k.
l. Total managed assets held in personal trust and agency accounts	RCFDB868	24,443,000	M.1.l.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Number of Issues		(Column B) Principal Amount Outstanding		
2. Corporate trust and agency accounts:					M.2.
a. Corporate and municipal trusteeships	RCFDB927	NR	RCFDB928	NR	M.2.a.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCFDB929	NR			M.2.b.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets		
3. Collective investment funds and common trust funds:					M.3.
a. Domestic equity	RCFDB931	NR	RCFDB932	NR	M.3.a.
b. International/Global equity	RCFDB933	NR	RCFDB934	NR	M.3.b.
c. Stock/Bond blend	RCFDB935	NR	RCFDB936	NR	M.3.c.
d. Taxable bond	RCFDB937	NR	RCFDB938	NR	M.3.d.
e. Municipal bond	RCFDB939	NR	RCFDB940	NR	M.3.e.

Dollar amounts in thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets		
f. Short term investments/Money market	RCFDB941	NR	RCFDB942	NR	M.3.f.
g. Specialty/Other	RCFDB943	NR	RCFDB944	NR	M.3.g.
h. Total collective investment funds	RCFDB945	NR	RCFDB946	NR	M.3.h.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Gross Losses Managed Accounts	(Column B) Gross Losses Non-Managed Accounts	(Column C) Recoveries	
4. Fiduciary settlements, surcharges, and other losses:				M.4.
	RIADB947	RIADB948	RIADB949	
a. Personal trust and agency accounts	NR	NR	NR	M.4.a.
	RIADB950	RIADB951	RIADB952	
b. Retirement related trust and agency accounts	NR	NR	NR	M.4.b.
	RIADB953	RIADB954	RIADB955	
c. Investment management agency accounts	NR	NR	NR	M.4.c.
	RIADB956	RIADB957	RIADB958	
d. Other fiduciary accounts and related services	NR	NR	NR	M.4.d.
	RIADB959	RIADB960	RIADB961	
e. Total fiduciary settlements, surcharges, and other losses	NR	NR	NR	M.4.e.

General Instructions

Dollar amounts in thousands		
1. Who Must Report on What Forms		1.
a. Close of Business		1.a.
b. Frequency of Reporting		1.b.
c. Differences in Detail of Reports		1.c.
d. Shifts in Reporting Status		1.d.
2. Organization of the Instruction Books		2.
3. Preparation of the Reports		3.
4. Signatures		4.
a. Officer Declaration		4.a.
b. Director Attestation		4.b.
5. Submission of the Reports		5.
a. Submission Date		5.a.
b. Amended Reports		5.b.
6. Retention of Reports		6.
7. Scope of the "Consolidated Bank" Required to be Reported in the Submitted Reports		7.
a. Exclusions from the Coverage of the Consolidated Report		7.a.
8. Rules of Consolidation		8.
9. Reporting by Type of Office (For banks with foreign offices)		9.
10. Publication Requirements for the Report of Condition		10.
11. Release of Individual Bank Reports		11.
12. Applicability of Generally Accepted Accounting Principles to Regulatory Reporting Requirements		12.
13. Accrual Basis Reporting		13.
14. Miscellaneous General Instructions		14.

Dollar amounts in thousands		
a. Rounding		14.a.
b. Negative Entries		14.b.
c. Verification		14.c.
d. Transactions Occurring Near the End of a Reporting Period		14.d.
15. Separate Branch Reports		15.

Glossary

Dollar amounts in thousands		
1. Glossary		1.
2. Acceptances		2.
3. Accounting Changes		3.
4. Accounting Errors, Corrections of		4.
5. Accounting Estimates, Changes in		5.
6. Accounting Principles, Changes in		6.
7. Accrued Interest Receivable Related to Credit Card Securitizations		7.
8. Acquisition, Development, or Construction (ADC) Arrangements		8.
9. Agreement Corporation		9.
10. Allowance for Loan and Lease Losses		10.
11. Applicable Income Taxes		11.
12. Associated Company		12.
13. ATS Account		13.
14. Bankers Acceptances		14.
a. Bank-Owned Life Insurance		14.a.
15. Banks, U.S. and Foreign		15.
16. Banks in Foreign Countries		16.
17. Bill-of-Lading Draft		17.
18. Borrowings and Deposits in Foreign Offices		18.
19. Brokered Deposits		19.
20. Broker's Security Draft		20.
21. Business Combinations		21.
22. Call Option		22.
23. Capitalization of Interest Costs		23.
24. Carrybacks and Carryforwards		24.
25. Cash Management Arrangements		25.
26. Certificate of Deposit		26.
27. Changes in Accounting Estimates		27.
28. Changes in Accounting Principles		28.
29. Clearing Accounts		29.
30. Commercial Banks in the U.S.		30.
31. Commercial Letter of Credit		31.
32. Commercial Paper		32.
33. Commodity or Bill-of-Lading Draft		33.
34. Common Stock of Unconsolidated Subsidaries, Investments in		34.
35. Continuing Contract		35.
36. Corporate Joint Venture		36.
37. Corrections of Accounting Errors		37.
38. Coupon Stripping, Treasury Receipts, and STRIPS		38.
39. Custody Account		39.
40. Dealer Reserve Account		40.
a. Deferred Compensation Agreements		40.a.

	Dollar amounts in thousands	
41. Deferred Income Taxes	[redacted]	41.
42. Demand Deposits	[redacted]	42.
43. Depository Institutions in the U.S.	[redacted]	43.
44. Deposits	[redacted]	44.
45. Derivative Contracts	[redacted]	45.
a. Discounts	[redacted]	45.a.
46. Dividends	[redacted]	46.
47. Domestic Office	[redacted]	47.
48. Domicile	[redacted]	48.
49. Due Bills	[redacted]	49.
50. Edge and Agreement Corporation	[redacted]	50.
a. Equity-Indexed Certificates of Deposit	[redacted]	50.a.
51. Equity Method of Accounting	[redacted]	51.
52. Extinguishments of Liabilities	[redacted]	52.
53. Extraordinary Items	[redacted]	53.
54. Fails	[redacted]	54.
a. Fair Value	[redacted]	54.a.
55. Federal Funds Transactions	[redacted]	55.
56. Federally-Sponsored Lending Agency	[redacted]	56.
57. Fees, Loan	[redacted]	57.
58. Foreclosed Assets	[redacted]	58.
59. Foreign Banks	[redacted]	59.
60. Foreign Currency Transactions and Translation	[redacted]	60.
61. Foreign Debt Exchange Transactions	[redacted]	61.
62. Foreign Governments and Official Institutions	[redacted]	62.
63. Foreign Office	[redacted]	63.
64. Forward Contracts	[redacted]	64.
65. Functional Currency	[redacted]	65.
66. Futures Contracts	[redacted]	66.
67. Goodwill	[redacted]	67.
68. Hypothecated Deposit	[redacted]	68.
69. IBF	[redacted]	69.
70. Income Taxes	[redacted]	70.
71. Intangible Assets	[redacted]	71.
72. Interest-Bearing Account	[redacted]	72.
73. Interest Capitalization	[redacted]	73.
74. Interest Rate Swaps	[redacted]	74.
75. Internal-Use Computer Software	[redacted]	75.
76. International Banking Facility (IBF)	[redacted]	76.
77. Interoffice Accounts	[redacted]	77.
78. Investments in Common Stock of Unconsolidated Subsidiaries	[redacted]	78.
79. Joint Venture	[redacted]	79.
80. Lease Accounting	[redacted]	80.
81. Letter of Credit	[redacted]	81.
82. Limited-Life Preferred Stock	[redacted]	82.
83. Loan	[redacted]	83.
84. Loan Fees	[redacted]	84.
85. Loan Impairment	[redacted]	85.
86. Loan Secured by Real Estate	[redacted]	86.
87. Loss Contingencies	[redacted]	87.
88. Majority-Owned Subsidiary	[redacted]	88.

	Dollar amounts in thousands	
89. Mandatory Convertible Debt		89.
91. Mergers		91.
92. Money Market Deposit Account (MMDA)		92.
93. Nonaccrual Status		93.
94. Noninterest-Bearing Account		94.
95. Nontransaction Account		95.
96. NOW Account		96.
97. Offsetting		97.
98. One-Day Transaction		98.
99. Option		99.
100. Organization Costs		100.
101. Other Depository Institutions in the U.S.		101.
102. Other Real Estate Owned		102.
103. Overdraft		103.
104. Participations		104.
105. Participations in Acceptances		105.
106. Participations in Pools of Securities		106.
107. Pass-through Reserve Balances		107.
108. Perpetual Preferred Stock		108.
109. Placements and Takings		109.
110. Pooling of Interests		110.
111. Preauthorized Transfer Account		111.
112. Preferred Stock		112.
113. Premiums and Discounts		113.
114. Purchase Acquisition		114.
a. Purchased Impaired Loans and Debt Securities		114.a.
115. Put Option		115.
116. Real Estate ADC Arrangements		116.
117. Real Estate, Loan Secured By		117.
118. Reciprocal Balances		118.
119. Renegotiated Troubled Debt		119.
120. Reorganizations		120.
121. Repurchase/Resale Agreements		121.
122. Reserve Balances, Pass-through		122.
123. Retail Sweep Arrangements		123.
124. Sales of Assets for Risk-Based Capital Purposes		124.
125. Savings Deposits		125.
126. Securities Activities		126.
127. Securities Borrowing/Lending Transactions		127.
128. Securities, Participations in Pools of		128.
129. Servicing Assets and Liabilities		129.
130. Settlement Date Accounting		130.
131. Shell Branches		131.
132. Short Position		132.
133. Significant Subsidary		133.
134. Standby Letter of Credit		134.
135. Start-Up Activities		135.
136. STRIPS		136.
137. Subordinated Notes and Debentures		137.
138. Subsidiaries		138.
139. Suspense Accounts		139.

Dollar amounts in thousands		
140. Syndications		140.
141. Telephone Transfer Account		141.
142. Term Federal Funds		142.
143. Time Deposits		143.
144. Trade Date and Settlement Date Accounting		144.
145. Trading Account		145.
146. Transction Account		146.
147. Transfers of Financial Assets		147.
148. Traveler's Letter of Credit		148.
149. Treasury Receipts		149.
150. Treasury Stock		150.
151. Troubled Debt Restructurings		151.
152. Trust Preferred Securities		152.
153. U.S. Banks		153.
154. U.S. Territories and Possessions		154.
155. Valuation Allowance		155.
156. When-Issued Securities Transactions		156.